EXHIBIT 10.2

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 to EMPLOYMENT AGREEMENT (“Amendment”) dated August 29, 2013 is an amendment to that certain Employment Agreement ("Employment Agreement") dated February 6, 2013, by and between Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”) and the undersigned individual, Wei (William) Cao (the “Executive”).

WHEREAS, on February 6, 2103 the Executive and the Company entered into an Employment Agreement (the “Original Agreement”); and

WHEREAS, the Executive and the Company have agreed to enter into this Amendment to amend the Original Agreement.

NOW, THEREFORE, the Executive and the Company agree as follows:

1.   Amendment to Section 5.1.  Section 5.1 of the Original Agreement is amended to replace the amount of Executive’s Base Compensation of “$150,000” with “$200,000”.

2.   Affirmation of Remaining Terms and Conditions.  The Company and the Executive affirm that all of the other terms and conditions of the Original Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

Company:

CELLULAR BIOMEDICINE GROUP, INC.

By:	/s/ Wen Tao (Steve) Liu

Name:	Wen Tao (Steve) Liu

Title:	Chief Executive Officer

EXECUTIVE:

By:	/s/ Wei (William) Cao

Name:	Wei (William) Cao